UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2024

JAAG ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-267995	38-421-123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1716 13 Avenue NW	T2N 1L1
Calgary, AB, Canada	(Zip Code)

(403)-616-7221
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 30, 2024 Jaag Enterprises, Ltd. (the “Company”) was notified of the resignation of Centurion CZD CPA & Co. (“Centurion”) located in Hong Kong. The Company accepts Centurion’s resignation as the Company’s independent auditor. The Company has undertaken efforts to retain a replacement PCAOB auditor as soon as possible.

Through the date of this Form 8-K, there have been no disagreements with Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Centurion’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1	Resignation letter from Centurion CZD CPA & Co.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaag Enterprises, Ltd.

July 9, 2024	By:	/s/ Jeffrey Chau
Jeffrey Chau, Chief Executive Officer

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